Exhibit 99.3 Franklin 2007-1 Tables

Franklin 2007-1

Composition of the Receivables

Aggregate Outstanding Principal Balance	$330,000,000.89

Credit Quality as a Percentage of Aggregate Principal Balance
Prime	46.11%
Non-Prime	51.03%
Sub-Prime	2.86%

Number of Receivables	17,156

Average Outstanding Principal Balance	$19,235.25
Range of Outstanding Principal Balances	$1,320.49	to	$90,500.45

Weighted Average Annual Percentage Rate	10.78%
Range of Annual Percentage Rates	5.49%	to	29.99%

Weighted Average Original Term	71 months
Range of Original Terms to Maturity	12 months	to	84 months

Weighted Average Remaining Term to Maturity	67 months
Range of Remaining Terms to Maturity	6 months	to	84 months

Percentage of Aggregate Principal Balance of Receivables for New/Used Vehicles	44.32% / 55.68%

Weighted Average Credit Score (1)	671
Range of Credit Scores (1)	414	to	857

Geographic Concentration
Nevada	19.48%
Arizona	19.28%
New Mexico	12.75%
Texas	11.83%
California	9.83%
Oregon	6.37%

(1) Excludes 262 receivables for which the servicer does not have a record of the credit score.

Distribution by New and Used Financed Vehicles of the Receivables as of the Cutoff Date

	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance (1)
New	6,624	$146,253,713.18	44.32%
Used	10,532	$183,746,287.71	55.68%
Total	17,156	$330,000,000.89	100.00%

(1) Percentages may not add to 100.00% because of rounding.

Credit Quality of the Receivables as of the Cutoff Date

Class of Receivables (1)	Aggregate Outstanding Principal Balance	Number of Receivables	Weighted Average APR	Weighted Average Original Term (in months)	Weighted Average Remaining Term (in months)	Average Outstanding Principal Balance	Average Original Amount Financed	Weighted Average FICO Scores
Prime	$152,162,339.29	7,780	8.78%	71	67	$19,558.14	$21,320.42	721
Non-Prime	168,410,288.54	8,770	12.24%	70	67	19,203.00	20,571.67	632
Sub-Prime	9,427,373.06	606	16.91%	66	63	15,556.72	16,204.53	546
Total	$330,000,000.89	17,156	10.78%	71	67	$19,235.25	$20,756.96	671

(1) The Receivables have been allocated to the Prime, Non-Prime and Sub-Prime categories based on Franklin Capital's underwriting criteria. There can be no assurance that greater percentages would not be classified as Non-Prime or Sub-Prime under criteria used by other auto lenders.

Distribution of Receivables by Credit Score at Time of Origination (1)

Credit Score (2)	Number of Receivables	Percentage of Aggregate Outstanding Principal Balance (3)
414 - 600	2,188	12.45%
601 - 700	9,743	59.34%
701 - 800	3,943	22.76%
801 - 857	1,020	5.44%
Total	16,894	100.00%

(1) Excludes 262 receivables for which the Servicer does not have a record of the credit score.

(2) A statistically based score generated by credit reporting agencies. Franklin Capital Corporation utilizes TransUnion, Equifax or Experian credit reports depending on location of obligor.

(3) Percentages may not add up to 100.00% because of rounding

Geographic Distribution of the Receivables as of the Cutoff Date

State (1)	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance (3)
Arizona	3,248	$63,635,417.50	19.28%
Nevada	3,183	64,289,555.61	19.48%
New Mexico	2,165	42,076,264.44	12.75%
Texas	1,909	39,027,771.36	11.83%
California	1,895	32,423,199.32	9.83%
Oregon	1,195	21,029,237.41	6.37%
Illinois	804	15,309,273.60	4.64%
Colorado	729	14,661,576.53	4.44%
Kansas	516	9,719,858.88	2.95%
Missouri	496	9,244,963.07	2.80%
Washington	396	6,981,300.60	2.12%
Other (2)	620	11,601,582.57	3.52%
Total	17,156	$330,000,000.89	100.00%

(1) Based on billing addresses of the Obligors as of the Cutoff Date.

(2) Includes states with concentrations less than 1.00% by outstanding Principal Balance.

(3) Percentages may not add to 100.00% because of rounding.

Distribution by Outstanding Principal Balance of the Receivables as of the Cutoff Date

Range of Outstanding Principal Balance	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance (1)
$1,000.00 to $5,000.00	631	$2,092,474.71	0.63%
$5,000.01 to $10,000.00	1,551	12,116,918.48	3.67%
$10,000.01 to $15,000.00	3,247	41,450,868.35	12.56%
$15,000.01 to $20,000.00	4,388	76,818,219.43	23.28%
$20,000.01 to $25,000.00	3,571	79,720,546.96	24.16%
$25,000.01 to $30,000.00	2,070	56,445,325.33	17.10%
$30,000.01 to $35,000.00	974	31,387,981.55	9.51%
$35,000.01 to $40,000.00	405	15,038,132.81	4.56%
$40,000.01 to $45,000.00	170	7,139,278.85	2.16%
$45,000.01 to $50,000.00	73	3,451,823.73	1.05%
$50,000.01 to $55,000.00	41	2,143,077.73	0.65%
$55,000.01 to $60,000.00	18	1,026,245.47	0.31%
$60,000.01 to $65,000.00	8	497,167.93	0.15%
$65,000.01 to $70,000.00	3	205,208.91	0.06%
$70,000.01 to $75,000.00	3	221,248.95	0.07%
$75,000.01 to $80,000.00	2	154,981.25	0.05%
$90,000.01 to $90,500.45	1	90,500.45	0.03%
Total	17,156	$330,000,000.89	100.00%

(1) Percentages may not add to 100.00% because of rounding.

Distribution by Annual Percentage Rate of the Receivables as of the Cutoff Date

Range of Annual Percentage Rate	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance (1)
5.49% to 5.99%	138	$1,638,412.01	0.50%
6.00% to 6.99%	1,159	21,240,173.49	6.44%
7.00% to 7.99%	2,013	40,694,316.52	12.33%
8.00% to 8.99%	2,474	52,283,893.81	15.84%
9.00% to 9.99%	2,361	50,000,111.03	15.15%
10.00% to 10.99%	1,984	41,535,943.68	12.59%
11.00% to 11.99%	1,387	27,822,633.63	8.43%
12.00% to 12.99%	1,532	28,604,538.36	8.67%
13.00% to 13.99%	1,029	18,559,672.09	5.62%
14.00% to 14.99%	944	16,456,615.87	4.99%
15.00% to 15.99%	651	10,706,103.45	3.24%
16.00% to 16.99%	413	6,368,490.05	1.93%
17.00% to 17.99%	365	5,375,571.47	1.63%
18.00% to 18.99%	312	4,201,468.77	1.27%
19.00% to 19.99%	139	1,753,499.17	0.53%
20.00% to 20.99%	49	555,420.78	0.17%
21.00% to 21.99%	155	1,677,885.42	0.51%
22.00% to 22.99%	15	167,633.68	0.05%
23.00% to 23.99%	19	222,859.27	0.07%
24.00% to 24.99%	16	130,621.71	0.04%
29.00% to 29.99%	1	4,136.63	*
Total	17,156	$330,000,000.89	100.00%

* Indicates a percentage greater than 0.000% and less than 0.005%.

(1) Percentages may not add to 100.00% because of rounding.

Distribution by Original Term of the Receivables as of the Cutoff Date

Range of Original Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance (1)
12 to 24 months	37	$260,881.56	0.08%
25 to 36 months	256	2,268,929.16	0.69%
37 to 48 months	576	6,440,364.54	1.95%
49 to 60 months	3,284	45,228,949.51	13.71%
61 to 72 months	10,829	219,914,909.01	66.64%
73 to 84 months	2,174	55,885,967.12	16.94%
Total	17,156	$330,000,000.89	100.00%

(1) Percentages may not add to 100.00% because of rounding.

Distribution by Remaining Term of the Receivables as of the Cutoff Date

Range of Remaining Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance (1)
6 to 12 months	358	$1,057,114.59	0.32%
13 to 24 months	795	5,829,545.25	1.77%
25 to 36 months	330	3,138,427.43	0.95%
37 to 48 months	609	6,870,130.82	2.08%
49 to 60 months	3,045	46,046,265.42	13.95%
61 to 72 months	10,381	223,017,152.70	67.58%
73 to 84 months	1,638	44,041,364.67	13.35%
Total	17,156	$330,000,000.89	100.00%

(1) Percentages may not add to 100.00% because of rounding.